UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 10, 2003
(Date of earliest event reported)

CYGNUS, INC.

(Exact name of registrant as specified in its Charter)

0-18962
(Commission file number)

DELAWARE	94-2978092
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

400 Penobscot Drive
Redwood City, California
(Address of principal executive offices including zip code)

(650) 369-4300
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1 Press Release issued by Cygnus, Inc. on November 10, 2003.

Item 9. Regulation FD Disclosure.

     On November 10, 2003, Cygnus, Inc. (“Cygnus”) issued a press release announcing the restructuring of the remaining royalty payments owed to Sanofi~Synthelabo pursuant to a 1997 Final Arbitration Award.

     Cygnus also announced that on November 6, 2003 Sankyo Pharma filed an answer and cross-claims against Cygnus for declaratory relief, breach of contract, and defamation in response to the Company’s lawsuit filed on October 6, 2003.

     The information contained in this Form 8-K is being furnished and presented under Item 9 of Form 8-K and should not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Cygnus under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2003	CYGNUS, INC

	By:	/s/Barbara G. McClung

Barbara G. McClung Senior Vice President and General Counsel

Index to Exhibits

Exhibit
Number	Description

99.1	Press Release issued by Cygnus, Inc. on November 10, 2003.